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                                                                      EXHIBIT 10

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is entered into as of the 12th day of December 2000 (this "AGREEMENT"), by and between THE QUIZNO'S CORPORATION, a Colorado corporation (the "COMPANY"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("LLCP").

                                 R E C I T A L S

         A. The Company, the other Company Parties and LLCP are parties to the Securities Purchase Agreement dated of even date herewith (as amended from time to time, the "SECURITIES PURCHASE AGREEMENT") pursuant to which, on the date hereof, the Company is issuing to LLCP, and LLCP is purchasing from the Company, among other things, the Warrants, all on the terms and subject to the conditions set forth therein.

         B. The execution and delivery of this Agreement by the Company is a condition precedent to the obligations of LLCP to consummate the transactions contemplated by the Securities Purchase Agreement.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. DEFINITIONS. Unless otherwise indicated, all capitalized terms not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement. In addition, the following terms shall have the following meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission, or any successor federal agency.

         "COMMON STOCK" shall mean the Common Stock, $.001 par value per share, of the Company.

         "COMPANY" shall have the meaning set forth in the preamble.

         "DEMANDING HOLDERS" shall mean LLCP only or, if LLCP does not hold a majority of the Registrable Securities at any time, the holders of greater than fifty percent (50.0%) of the outstanding Registrable Securities.

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         "DEMAND REGISTRATION" shall have the meaning specified in SECTION
2.1(a).

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "INDEMNIFIED PARTY" shall have the meaning specified in SECTION 4.3.

         "INDEMNIFYING PARTY" shall have the meaning specified in SECTION 4.3.

         "INSPECTORS" shall have the meaning specified in SECTION 3.1(h).

         "LLCP" shall have the meaning set forth in the preamble.

         "LLCP INDEMNIFIED PARTY" shall have the meaning specified in SECTION
4.1.

         "MAXIMUM NUMBER OF SHARES" shall have the meaning specified in SECTION 2.1(d).

         "PIGGY-BACK REGISTRATION" shall have the meaning specified in SECTION 2.2(a).

         "REGISTER," "REGISTERED" and "REGISTRATION" shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

         "REGISTRABLE SECURITIES" shall mean (i) the Warrant Shares, (ii) any warrants, shares of Capital Stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Warrant Shares and (iii) any other shares of Common Stock acquired by LLCP from the Company after the date hereof. A security shall cease to be a Registrable Security when (a) a Registration Statement covering such Registrable Security shall have been declared effective under the Securities Act and such Registrable Security shall have been sold in accordance with such Registration Statement; (b) at such time as the Registrable Securities held by the Demanding Holders represent less than two percent (2%) of the outstanding capital stock of the Company on a Fully-Diluted Basis, if such Registrable Security is entitled to be sold by the holder thereof into the public market in a single brokerage transaction under the provisions and within the volume limitations of Rule 144(e)(1), or under the provisions of Rule 144(k), promulgated under the Securities Act or any successor to such Rule; (c) such Registrable Security shall have been distributed and sold to the public pursuant to Rule 144 (or any successor rule or regulation) promulgated under the Securities Act; (d) a new certificate representing such Registrable Security has been delivered (to the LLCP or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such Registrable Security shall have been advised by counsel acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act


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or any state securities or "blue sky" laws then in effect; or (e) such
Registrable Security shall have ceased to be outstanding.

         "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of its Common Stock (other than a registration statement relating solely to the sale of securities to participants in a Company employee or non-employee director and advisor stock option plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form for a limited purpose that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SECURITIES PURCHASE AGREEMENT" shall have the meaning set forth in the recitals.

         "UNDERWRITER" shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

         "WARRANTS" shall have the meaning set forth in the Securities Purchase Agreement and, in addition, shall include (i) any new warrant or warrants issued upon the transfer of all or any portion of the warrants issued pursuant to the Securities Purchase Agreement and (ii) any warrant or warrants issued upon the further transfer, division or combination of any such new warrant or warrants.

         "WARRANT SHARES" shall mean the shares of Capital Stock issued or issuable upon the exercise of the Warrants, and the holder of the Warrants or any portion thereof shall be deemed to be the holder of the Warrant Shares issuable upon the exercise thereof.

2.       REGISTRATION RIGHTS.

         2.1      DEMAND REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. At any time on or after the date of this Agreement, after consummation of a public offering by the Company pursuant to a Registration Statement (including, for this purpose, a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Demanding Holders may request in writing that the Company effect the registration under the Securities Act of all or any portion of Registrable Securities covering the registration of at least twenty percent (20%) of the Registrable Securities (or any lesser


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percentage if the aggregate proposed offering price to the public (before deduction of underwriting discounts and commissions) would be at least $10,000,000) (a "DEMAND REGISTRATION"). Any request for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Upon any such request, the Demanding Holders shall be entitled to have Registrable Securities included in the Demand Registration, subject to SECTION 2.1(d) and the provisos set forth in
SECTION 3.1(A). The Company shall not be obligated to effect more than two (2) Demand Registrations under this SECTION 2.1(a).

                  (b) EFFECTIVE REGISTRATION. Except in the case of a withdrawal governed by the last sentence of SECTION 2.1(e), a registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that, after such Registration Statement has been declared effective, if the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order, injunction or other order or requirement of the Commission or any other Governmental Authority, such Demand Registration shall not be deemed to have been made for purposes of this SECTION 2.1.

                  (c) UNDERWRITTEN OFFERING. If the Demanding Holders wish to distribute Registrable Securities covered by its (or their, as the case may be) request by means of an underwritten offering, it (or they, as the case may be) shall so advise the Company as a part of the request made pursuant to SECTION 2.1(a). The Company shall, subject to LLCP's reasonable approval, select one or more firms of investment bankers of national reputation to act as the managing Underwriter or Underwriters in connection with such offering and may select any additional managers to be used in connection with such offering. The right of any holder of Registrable Securities to include its Registrable Securities in such registration under SECTION 2.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. Subject to SECTION 3.1(f), all holders of Registrable Securities proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter.

                  (d) REDUCTION OF OFFERING. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to the piggy-back registration rights, if any, which other shareholders of the Company desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of


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success of such offering (the "MAXIMUM NUMBER OF SHARES"), then the Company shall include in such registration:

                           (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (PRO RATA in accordance with the number of shares of Registrable Securities held by each Demanding Holder, regardless of the number of shares of Registrable Securities which such Demanding Holder has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares;

                           (ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares;

                           (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii) above, the shares of Common Stock for the account of other Shareholders of the Company that the Company is obligated to register (to be allocated among the Persons requesting inclusion in such registration pursuant to such agreements PRO RATA in accordance with the number of shares of Common Stock with respect to which such Persons has the right to request such inclusion under such agreements, regardless of the number of shares which such Person has actually requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares; and

                           (iv) fourth, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and
         (iii) above, the shares of Common Stock that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

                  (e) WITHDRAWAL. The Demanding Holders or any one of them may withdraw their Registrable Securities from any proposed offering being effected pursuant to a Demand Registration by giving written notice to the Company of their election to withdraw prior to the effectiveness of the Registration Statement. If any of the Demanding Holders so withdraw their Registrable Securities from such proposed offering, the withdrawing Demanding Holders shall not be obligated to pay any of the expenses incurred in connection with such Registration Statement and no Demand Registration shall be deemed to have been made for purposes of SECTION 2.1(a).


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         2.2      PIGGY-BACK REGISTRATION.

                  (a) PIGGY-BACK RIGHTS. If at any time or from time to time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or by shareholders of the Company for their own account (or by the Company and by shareholders of the Company) (other than a registration statement relating solely to the sale of securities to participants in a Company employee or non-employee director and advisor stock option plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form for a limited purpose that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than thirty (30) days before the anticipated filing date (the "PIGGY-BACK NOTICE"), which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering; and (y) offer to the holders of Registrable Securities in such notice the opportunity to register such number of shares of Registrable Securities as such holders may request in writing within fifteen (15) days following receipt of such notice (a "PIGGY-BACK REGISTRATION"). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If the Registration Statement proposed to be filed by the Company pursuant to this SECTION 2.2(a) is for the Company's initial public offering, LLCP shall have the right to include all Registrable Securities then held by LLCP in such public offering; provided that LLCP notify the Company as to the amount of Registrable Securities it requests registration of within twenty (20) days following receipt of the Piggy-Back Notice. The provisions of this SECTION 2.2 shall apply to such registration.

                  (b) REDUCTION OF OFFERING. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering of shares for the Company's account advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with the Registrable Securities as to which registration has been requested hereunder and the shares of Common Stock, if any, as to which registration has been requested pursuant to the piggy-back registration rights which other shareholders of the Company desire to sell, exceeds the Maximum Number of Shares, then the Company shall include in such registration:


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                           (i) first, the shares of Common Stock or other
         securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares;

                           (ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i) above, the Registrable Securities as to which registration has been or may be requested under this SECTION 2.2; and

                           (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii) above, the shares of Common Stock, if any, as to which registration has been requested pursuant to the piggy-back registration rights which such other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

                  (c) WITHDRAWAL. Any holder of Registrable Securities may withdraw such holder's request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its election to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in SECTION 3.3.

         2.3      REGISTRATIONS ON FORM S-3.

                  (a) At any time on or after the date of this Agreement, after consummation of a public offering by the Company pursuant to a Registration Statement (including, for this purpose, a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), if the registration of Registrable Securities is permitted to be made on a Registration Statement on Form S-3 (or any similar short-form registration which may be available at such time) (a "FORM S-3"), the holders of Registrable Securities may at any time request in writing that the Company register the resale of any or all of its or their Registrable Securities on a Form S-3. Upon receipt of a written request for registration of Registrable Securities on Form S-3 (a "FORM S-3 NOTICE"), the Company will promptly (but not later than three (3) Business Days after receipt of such Form S- 3 Notice) furnish written notice of the proposed registration to all other holders of Registrable Securities, if any. The Company shall cause to be filed with the Commission, as soon as practicable after receipt of a Form S-3 Notice but not later than sixty (60) days thereafter, a Form S-3 covering all of such holder's or holders' Registrable Securities as specified in the Form S-3 Notice and all of the Registrable Securities of any other holders who join in such request as specified in a written request given within fifteen (15) days after receipt of such written notice from the Company. In addition, the Company shall use its best efforts to cause each such Form S-3 to become effective as soon as practicable but not later than ninety (90) days after the date of receipt by the Company of the relevant Form S-3 Notice. The Company shall


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use its best efforts to maintain each Form S-3 continuously effective, supplemented and amended until the Registrable Securities covered thereby have been sold. No registration effected pursuant to this SECTION 2.3 shall be counted as a Demand Registration effected pursuant to SECTION 2.1.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration pursuant to this SECTION 2.3 if (i) Form S-3 is not available to the Company for such offering; (ii) the holders of Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (before deduction of any underwriters' discounts or commissions) of less than $1,000,000; (iii) the Company shall furnish to the holders of Registrable Securities a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be filed at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the holders of Registrable Securities under this SECTION 2.3; PROVIDED, HOWEVER, that the Company shall not use this right more than once in any twelve (12) month period;
(iv) if the Company has, within the six (6) month period preceding the date of such request, already effected one such registration on Form S-3 for the holders of Registrable Securities pursuant to this SECTION 2.3; or (v) the Company within the twelve (12) month period preceding the date of such request has effected a registration of securities in which the holders of Registrable Securities requesting registration pursuant to this SECTION 2.3 were entitled to participate to the fullest extent they desired pursuant to SECTION 2.1 OR 2.2.

         2.4 PURCHASE (AND EXERCISE) OF THE WARRANTS BY THE UNDERWRITERS. Notwithstanding any other provision of this Agreement to the contrary, in connection with any Demand Registration or Piggy-Back Registration which is to be an underwritten offering, to the extent all or any portion of the Registrable Securities to be included in such registration consist of Warrant Shares, the holders of such Registrable Securities may require that the Underwriter or Underwriters purchase (and exercise) the Warrants or any portion thereof rather than require the holders of the Registrable Securities to exercise the Warrants or portion thereof in connection with such registration, unless the Underwriters inform such holders that such a purchase and exercise of the Warrants will materially and adversely affect the proposed offering. The Company shall take all such action and provide all such assistance as may be reasonably requested by the holders of Registrable Securities to facilitate any such purchase (and exercise) of the Warrants agreed to by the Underwriter or Underwriters, including, without limitation, issuing the Warrant Shares or any portion thereof to be issued within such time period as will permit the Underwriters to make and complete the distribution contemplated by the underwriting; PROVIDED, HOWEVER, that the Company shall not be required to register the Warrants pursuant to this
SECTION 2.4.


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

3.       REGISTRATION PROCEDURES.

         3.1 FILINGS; INFORMATION. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to SECTION 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

                  (a) FILING REGISTRATION STATEMENT. The Company shall, as expeditiously as possible, prepare and file with the Commission, within sixty
(60) days after receipt of a request for a Demand Registration pursuant to
SECTION 2.1, a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by SECTION 3.1(c); PROVIDED, HOWEVER, that the Company shall have the right to defer such registration for up to ninety (90) days if the Company shall furnish to the holders a certificate signed by the President and Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time; PROVIDED FURTHER, HOWEVER, that in the event the Company elects to exercise such right with respect to any registration, it shall not have the right to exercise such right again prior to the date which is twelve (12) months after the date on which the Registration Statement relating to such deferred registration is declared effective.

                  (b) COPIES. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders' legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

                  (c) AMENDMENTS AND SUPPLEMENTS. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days PLUS any period during which any such disposition is interfered


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

with by any stop order, injunction or other order or requirement of the Commission or any governmental agency or court) or such securities have been withdrawn.

                  (d) NOTIFICATION. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days, notify the holders of Registrable Securities included in such registration statement, and confirm such advice in writing: (i) when such Registration Statement has been filed or amended or supplemented and becomes effective, (ii) when any post-effective amendment to such Registration Statement becomes effective, (iii) of any stop order issued or threatened by the Commission (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered) and (iv) of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing (and in no event less than three (3) Business Days prior to filing) to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

                  (e) STATE SECURITIES LAWS COMPLIANCE. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this SECTION 3.1(e), or subject itself to taxation in any such jurisdiction.

                  (f) AGREEMENTS FOR DISPOSITION. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take


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

such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder's organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder's material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such registration statement.

                  (g) COOPERATION. The President and Chief Executive Officer of the Company, the Chief Financial Officer of the Company, any vice president of the Company and any other members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

                  (h) RECORDS. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any of them in connection with such registration statement.

                  (i) OPINIONS AND COMFORT LETTERS. At the request of a holder of Registrable Securities, the Company shall furnish to such holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company's independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each requesting holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

                  (j) EARNINGS STATEMENT. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (k) LISTING. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such national securities exchange or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

         3.2 OBLIGATION TO SUSPEND DISTRIBUTION. Upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 3.1(d)(iv), each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by SECTION 3.1(d)(iv), and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

         3.3 REGISTRATION EXPENSES. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to SECTION 2.1, any Piggy-Back Registration pursuant to SECTION 2.2 and any registration on Form S-3 pursuant to SECTION 2.3 and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation, (i) all registration and filing fees; (ii) fees and expenses of compliance with state securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by SECTION 3.1(k); (vi) National Association of Securities Dealers, Inc. fees, if any; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to
SECTION 3.1(i)); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration; (ix) the purchase of selling stockholder errors and omissions insurance for the benefit of LLCP in any amount equivalent to the gross proceeds to be received by LLCP in connection with any registration under this Agreement, on terms and conditions satisfactory to LLCP, at a cost not to exceed $75,000; and (x) all fees and expenses incurred by LLCP in connection with its participation in such registration, including, without limitation, the fees and expenses of LLCP's legal counsel, accountants and other experts selected by LLCP. The Company shall have no obligation to pay any underwriting fees, discounts or selling commissions attributable to the Registrable Securities being sold by LLCP, which expenses shall be borne by LLCP.

         3.4 INFORMATION. The holders of Registrable Securities shall provide such information as reasonably requested by the Company in connection with the preparation of any registration statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to SECTIONS 2.

4.       INDEMNIFICATION AND CONTRIBUTION.

         4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless LLCP and each other holder of Registrable Securities, and each of their respective officers, employees, Affiliates (including, without limitation, Levine Leichtman Capital Partners, Inc.), directors, partners, members, attorneys and agents, and each Person, if any, who controls LLCP and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an "LLCP INDEMNIFIED PARTY"), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly, but in no event more than five (5) Business Days after request for payment, pay directly or reimburse each LLCP Indemnified Party for any legal and any other expenses reasonably incurred by such LLCP Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder and stated to be specifically for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriters on substantially the same basis as that of the indemnification provided above in this SECTION 4.1.

         4.2 INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. Each selling holder of Registrable Securities will, in the event that any Registrable Securities held by such selling holder as to which any registration is being effected under the Securities Act pursuant to this Agreement, indemnify and hold harmless (severally and not jointly) the Company, each of its directors and officers, attorneys and agents, and each Underwriter (if any), and each other Person, if any, who controls such selling holder or such Underwriter within the meaning of the Securities

Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder and stated to be specifically for use therein, and shall, within five (5) Business Days after a request therefor, reimburse the Company, its directors and officers, attorneys and agents, and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary, in no event shall any holder of Registrable Securities be liable or responsible for any amount in excess of the net proceeds actually received by such holder after Taxes from the sale of Registrable Securities.

         4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any Person of any written notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to SECTION 4.1 or 4.2, such Person (the "INDEMNIFIED PARTY") shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the "INDEMNIFYING PARTY") in writing of the loss, claim, judgment, damage, liability or action; PROVIDED, HOWEVER, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel for all Indemnified Parties) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

         4.4 CONTRIBUTION. If the indemnification provided for in the foregoing SECTIONS 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The parties agree that it would not be just and equitable if contribution pursuant to this SECTION 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding anything to the contrary, in no event shall any holder of Registrable Securities be required to contribute any amount in excess of the net proceeds actually received by such holder after Taxes from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.       UNDERWRITING AND DISTRIBUTION.

         5.1 RULE 144. The Company covenants that as long as the Company is subject to the reporting requirements of the Exchange Act, it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such

Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

         5.2 RESTRICTIONS ON SALE BY THE COMPANY AND OTHERS. The Company agrees that it and its Affiliates (a) will not effect any sale or distribution of any securities similar to those being registered in accordance with SECTION 2.1, or any securities convertible into or exchangeable or exercisable for such securities, during the ninety (90) days prior to, and during the one hundred eighty (180) day period commencing on, the effective date of any Demand Registration (except as part of such Demand Registration to the extent permitted by SECTION 2.1(d)); and (b) will use reasonable best efforts to require that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (a) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); PROVIDED, HOWEVER, that the provisions of this SECTION 5.2 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans.

6.       MISCELLANEOUS.

         6.1      OTHER REGISTRATION RIGHTS.

                  (a) The Company hereby represents and warrants to LLCP that no Person has any right to require the Company to register any shares of the Capital Stock of the Company for sale or to include any shares of the Capital Stock of the Company in any registration filed by the Company for the sale of shares of Capital Stock for its own account or for the account of any other Person.

                  (b) From and after the date of this Agreement, the Company shall not, without the prior written consent of LLCP, (i) enter into any agreement granting any demand registration right (I.E., the right to require the Company to register the sale of any shares of the Company's capital stock); (ii) enter into any agreement granting any piggy-back registration right (I.E., the right to require the Company to register the sale of any shares of the Company's capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other Person) which is inconsistent with, equal to or superior to any registration rights granted hereunder; PROVIDED, HOWEVER, that the Company may grant piggyback registration rights to Richard E. Schaden and Richard F. Schaden, PROVIDED, FURTHER, that such rights are no more favorable than the rights granted to LLCP herein and such rights may not be exercised in the Initial Public Offering; or (iii) enter into any agreement that adversely affects the rights granted to the holders of Registrable Securities hereunder.

         6.2 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns, pursuant to the provisions of this SECTION 6.2. The rights and obligations of LLCP under this Agreement shall be freely assignable in whole or in part. Each such assignee, by accepting such assignment of the rights of the assignor hereunder, shall be deemed to have agreed to and be bound by the obligations of the assignor hereunder. The rights and obligations of the Company hereunder may not be assigned or delegated.

         6.3 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           (i)      If to LLCP, to:

                                    Levine Leichtman Capital Partners II, L.P.
                                    c/o Levine Leichtman Capital Partners, Inc.
                                    335 North Maple Drive, Suite 240
                                    Beverly Hills, CA 90210
                                    Attention:  Arthur E. Levine, President
                                    Telephone: (310) 275-5335
                                    Telecopier: (310) 275-1441

                                    WITH A COPY TO:

                                    Riordan & McKinzie
                                    300 South Grand Avenue, Suite 2900
                                    Los Angeles, CA  90071
                                    Attention:  Richard J. Welch, Esq.
                                    Telephone: (213) 629-4824
                                    Telecopier: (213) 629-8550

                           (ii)     If to the Company, at:

                                    The Quizno's Corporation
                                    1415 Larimer Street
                                    Denver, CO 80202
                                    Attention: Legal Department
                                    Telephone: (720) 359-3300
                                    Telecopier: (720) 359-3399
or at such other address or addresses as the Purchaser or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 6.3.

         6.4 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         6.6 DESCRIPTIVE HEADINGS, CONSTRUCTION AND INTERPRETATION. The descriptive headings of the several paragraphs of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital, clause and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

         6.7 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         6.8 REMEDIES. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, LLCP or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that LLCP shall not be required or otherwise obligated to, and hereby waives any right to demand that LLCP, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including without limitation, fees and expenses of attorneys, accountants and other experts, and all fees, costs and expenses of appeals, incurred by LLCP or any other holder of Registrable Securities in connection with the enforcement of this Agreement or the collection or any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

         6.9 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         6.10 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE COMPANY AND LLCP WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE COMPANY AND LLCP DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE COMPANY AND LLCP (BY ACCEPTANCE HEREOF) WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                              COMPANY

                              THE QUIZNO'S CORPORATION, a Colorado corporation


                              By:
                                       ---------------------------------------
                                       Patrick E. Meyers
                                       Vice President and General Counsel




                              LLCP

                              LEVINE LEICHTMAN CAPITAL PARTNERS, INC., a California corporation

                                       On behalf of LEVINE LEICHTMAN CAPITAL
                                       PARTNERS II, L.P., a California limited
                                       partnership

                                       By:
                                          ------------------------------------

                                                Lauren B. Leichtman
                                                Chief Executive Officer